UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): _____March 30, 2017______

NORTHWEST BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35737	94-3306718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800 Bethesda, MD 20814
(Address of principal executive offices)

(204) 497-9024
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	UNREGISTERED SALES OF EQUITY SECURITIES

On March 30, 2017, Northwest Biotherapeutics, Inc. (the "Company") issued 2,500,000 shares of the Company's common stock, par value $0.001 per share (the "Common Stock") in satisfaction of certain existing obligations to an unrelated third party from debt which was assumed from Cognate BioServices, Inc. ("Cognate") on October 13, 2016, as previously reported, and for which the Company and Cognate are negotiating for a credit against a portion of unpaid invoices owed by the Company to Cognate.

The Company relied on the exemption from federal registration under Section 4(a)(2) of the Securities Act of 1933, as amended. The Company relied on these exemptions from registration based in part on representations made by the parties.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: April 5, 2017	By:	/s/ Linda F. Powers
Name: Linda F. Powers Title: Chief Executive Officer